UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-09585

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

On April 7, 2016, ABIOMED, Inc. issued a press release reporting that it has received U.S. Food and Drug Administration (FDA) Pre-Market Approval (PMA) for its Impella 2.5™, Impella CP®, Impella 5.0™ and Impella LD™ heart pumps to provide treatment of ongoing cardiogenic shock. In this setting, the Impella heart pumps stabilize the patient’s hemodynamics, unload the left ventricle, perfuse the end organs and allow for recovery of the native heart. This latest approval adds to the prior FDA indication of Impella 2.5 for high risk percutaneous coronary intervention (PCI), or Protected PCI™, received in March 2015. A copy of the press release is set forth as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press release dated April 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Abiomed, Inc.

By:	/s/ Michael J. Tomsicek
Michael J. Tomsicek
Vice President and Chief Financial Officer
(Principal Accounting and Financial Officer)

Date: April 8, 2016